UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 7, 2003
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as specified in charter)



           Delaware                    0-1665                  36-2476480
         ---------------        --------------------     ---------------------
(State or other jurisdiction    (Commission File No.)   (IRS Employer
incorporation)                                          Identification Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------










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Item 5. Other Events and Required FD Disclosure.

     On July 7, 2003, DCAP Group, Inc. issued a press release (the "Press Release") with regard to its commitment from Manufacturers and Traders Trust Company to make available a credit facility of $18,000,000 to finance its premium finance operations. The Press Release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.
          ---------

          99.1 Press Release, dated July 7, 2003




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DCAP GROUP, INC.


Dated:  July 7, 2003                            By: /s/ Barry Goldstein
                                                    ----------------------------
                                                      Barry Goldstein
                                                      Chief Executive Officer



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